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                                                                EXHIBIT 10.4


                      AMENDMENT TO STOCK OPTION AGREEMENT


                 AMENDMENT TO STOCK OPTION AGREEMENT, dated as of March 2, 1995 (this "Amendment"), between Lear Seating Corporation, a Delaware corporation (the "Company"), and the party whose name appears on the signature page hereof, an employee of the Company (the "Employee").

                 WHEREAS, the Company and the Employee are parties to that certain Stock Option Agreement dated as of September 29, 1988 (the "Stock Option Agreement"), pursuant to which the Employee was granted options ("Options") to purchase 62,700 shares of Common Stock, $.01 par value per share, of the Company;

                 WHEREAS, the Company and the Employee desire to amend the Stock Option Agreement on the terms and subject to the conditions set forth herein.

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                 SECTION 1. Amendment to Section 9. Section 9 of the Stock Option Agreement shall be amended to add the following sentence to the end thereof:

                 "Notwithstanding the foregoing, the Employee may grant to the Company a security interest in the Option or in any portion thereof to secure the Employee's obligations under that certain Amended and Restated Secured Promissory Note dated March 2, 1995 (the "Amended and Restated Note")."

                 SECTION 2. Performance by the Company of the Employee's Rights. The Option Agreement is amended to add a new Section 16 thereto, to read as follows:

                          "16.  Notwithstanding anything to the contrary
                 contained in this Agreement, upon the occurrence and during the continuation of an event of default under the Amended and Restated Note, the Company may, to the extent expressly authorized under the Amended and Restated Note, exercise all rights of the Employee with respect to the Option or any portion thereof, including the right to exercise the Option in accordance with the





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                 terms of this Agreement.  In such event, the Company shall be subject to the same limitations and restrictions as apply to the Employee hereunder."

                 SECTION 3. Effectiveness; Miscellaneous. (a) This Amendment shall become effective as of the date first set forth above.

                          (b)     This Amendment constitutes the entire
agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

                          (c)     Section headings used herein are for
convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                          (d)     Each reference to a party hereto shall be
deemed to include its successors and assigns, all of whom shall be bound by this Amendment and to whose benefit the provisions of this Amendment shall inure.

                          (e)     This Amendment may be executed in any number
of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

                          (f)     Except as specifically amended or modified
hereby, the Option Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Agreement as amended hereby.

                 IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be signed individually or by its duly authorized officer, as the case may be, as of the day and year first above written.

                                        LEAR SEATING CORPORATION


                                        By: /s/ Joseph F. McCarthy
                                           ----------------------------
                                           Name:  Joseph F. McCarthy
                                           Title: Vice President,
                                                  Secretary and
                                                  General Counsel


                                         /s/ James H. Vandenberghe
                                        -------------------------------
                                        James H. Vandenberghe